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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                               September 16, 1996


                 CAPITAL REALTY INVESTORS-IV LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                                    Maryland
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                 (State or other jurisdiction of incorporation)


          0-13523                                 52-1328767
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(Commission File Number)                (IRS Employer Identification No.)


11200 Rockville Pike, Rockville, Maryland              20852
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(Address of principal executive offices)             (Zip Code)


                                 (301) 468-9200
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              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS
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                                   MEMORANDUM



September 16, 1996


TO:       Limited Partner:

FROM:     Susan T. Backman
          Director-Investment Communications

RE:       Capital Realty Investors-IV Limited Partnership  (CRI-IV)


     We have been informed that Equity Resources Bay Fund is making a tender offer of $20 per unit to acquire interests in CRI-IV

     You may or may not have received this offer.

     Although we take no position on whether or not you should accept the tender offer, we strongly urge you to focus on two issues before deciding if you should accept or reject the tender offer:

- -    First, you could forfeit cash distributions by accepting the tender offer now. We have already sold three properties this year held by CRI-IV's lower-tier partnerships and are currently negotiating to sell three more properties. We expect to distribute cash proceeds within 30-120 days. Should the currently negotiated sales occur, the distribution may be equal to or higher than the amount being tendered by Equity Resources Bay Fund. If you tender your interests now, you will give-up your eligibility to receive these distributions.

     We cannot assure you that these additional transactions will close or that they will result in cash distributions. However, we can assure you that if you tender your interests now, you would give-up your eligibility to receive such cash distributions.

- -    Second, the sale of your interests to Equity Resources Bay Fund, or any other party, will in most cases result in a significant tax liability. As a result, WE URGE YOU TO CONSULT YOUR TAX ADVISOR BEFORE MAKING ANY DECISION ON A TENDER OFFER.

     If you have further questions, please feel free to call our Investment Communications team at 301-468-3166.

cc:  Due Diligence
     Financial Consultant











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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Capital Realty Investors-IV Limited
                                     Partnership
                                   (Registrant)

                              By:  C.R.I., Inc., General Partner



September 17, 1996                 /s/ Deborah K. Browning
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Date                               Deborah K. Browning
                                   Vice President/Chief Accounting
                                     Officer








































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